Exhibit 99.2

Supplemental Financial and Operating Information (unaudited)

For the three and nine months ended September 30, 2006

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents
For the three and nine months ended September 30, 2006

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

This supplemental financial information should be read in connection with the Company’s third quarter 2006 earnings announcement (included as Exhibit 99.1 of the Company’s Current Report on 8-K, event date November 3, 2006) as certain disclosures, definitions and reconciliations in such announcement have not been included in the supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, management, and leasing of regional and community shopping centers located throughout the United States.  The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of September 30, 2006, the Operating Partnership owned or had an ownership interest in 73 regional shopping centers, 18 community shopping centers and 2 development/redevelopment properties aggregating approximately 79.0 million square feet of gross leasable area (“GLA”).  These 93 regional, community and development shopping centers are referred to hereinafter as the “Centers”, unless the context otherwise requires.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
dollars in thousands except per share data	9/30/2006	12/31/2005	12/31/2004	12/31/2003
Closing common stock price per share	$76.36	$67.14	$62.80	$44.50
52 Week High	$77.45	$71.22	$64.66	$45.16
52 Week Low	$60.11	$53.10	$38.90	$28.65

Shares outstanding at end of period:
Class A participating convertible preferred units	2,855,393	2,855,393	—	—
Class A non-participating convertible preferred units	287,176	287,176	—	—
Series A cumulative convertible redeemable preferred stock	3,627,131	3,627,131	3,627,131	3,627,131
Common shares and operating partnership units	84,726,223	73,446,422	72,923,605	72,080,524
Total Shares Outstanding	91,495,923	80,216,122	76,550,736	75,707,655

Portfolio capitalization data:
Total portfolio debt, including joint ventures at pro rata	6,460,221	6,863,690	4,377,388	3,728,645

Equity market capitalization at end of period:	6,986,629	5,385,710	4,807,386	3,368,991

Total market capitalization at end of period	$13,446,850	$12,249,400	$9,184,774	$7,097,636

Leverage ratio (%) (a)	48.04%	56.0%	47.7%	52.5%

Floating rate debt as a percentage of total market capitalization	8.96%	13.00%	13.00%	11.40%

Floating rate debt as a percentage of total debt	18.65%	35.71%	27.00%	21.80%

(a) Debt as a percentage of total market capitalization

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares

	Operating Partnership Units	Company Common Shares	Class A Participating Convertible Preferred Units	Class A Non- Participating Convertible Preferred Units	Series A cumulative convertible redeemable preferred stock	Total Common and Equivalent Shares

Balance as of December 31, 2005	13,504,870	59,941,552	2,855,393	287,176	3,627,131	80,216,122

Common stock offering	—	10,952,381	—	—	—	10,952,381

Conversion of OP units to common shares	(179,789)	179,789	—	—	—	—

Conversion of OP units to cash	(4,987)	—	—	—	—	(4,987)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	284,181	—	—	—	284,181

Balance as of March 31, 2006	13,320,094	71,357,903	2,855,393	287,176	3,627,131	91,447,697

Conversion of OP units to cash	(58,567)	—	—	—	—	(58,567)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	100,754	—	—	—	100,754

Balance as of June 30, 2006	13,261,527	71,458,657	2,855,393	287,176	3,627,131	91,489,884

Conversion of OP units to common shares	(17,378)	17,378	—	—	—	—

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	6,039	—	—	—	6,039

Balance as of September 30, 2006	13,244,149	71,482,074	2,855,393	287,176	3,627,131	91,495,923

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations (“FFO”) Information (a)

	Quarter Ended September 30,		Year-to-date September 30,
dollars in millions	2006	2005	2006	2005

Lease termination fees	$0.8	$1.5	$12.2	$5.3

Straight line rental income	$3.5	$4.4	$9.1	$7.8

Gain on sales of undepreciated assets	$2.3	$1.3	$6.0	$3.2

Amortization of acquired above- and below-market leases (SFAS 141)	$4.0	$4.8	$12.9	$10.9

Amortization of debt premiums	$3.7	$4.2	$11.8	$9.3

Interest capitalized	$4.5	$4.7	$12.9	$12.3

(a) All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year-to-Date	Year Ended	Year Ended	Year Ended
dollars in millions	30-Sep-06	31-Dec-05	31-Dec-04	31-Dec-03
Consolidated Centers
Acquisitions of property and equipment	$334.9	$1,767.2	$301.1	$359.2
Development, redevelopment and expansions of Centers	102.0	77.2	139.3	166.3
Renovations of Centers	37.6	51.1	21.2	21.7
Tenant allowances	20.6	21.8	10.9	7.3
Deferred leasing charges	17.4	21.8	16.8	15.2
Total	$512.5	$1,939.1	$489.3	$569.7

Joint Venture Centers (a)
Acquisitions of property and equipment (b)	$24.3	$736.4	$41.1	$(19.2)
Development, redevelopment and expansions of Centers	39.0	79.4	6.6	17.6
Renovations of Centers	7.0	32.2	10.1	2.8
Tenant allowances	8.2	8.9	10.5	4.7
Deferred leasing charges	3.1	5.1	3.7	3.3
Total	$81.6	$862.0	$72.0	$9.2

(a) All joint venture amounts at pro rata.

(b) Includes the Company’s purchase of joint venture partner’s 50% interest in FlatIron Crossing on January 31, 2003.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot (a)

	Consolidated Centers	Unconsolidated Centers	Total Centers

9/30/2006 (b)	$418	$456	$436
12/31/05	$395	$440	$417
12/31/04	$368	$414	$391
12/31/03	$350	$372	$361

(a) Sales are based on reports by retailers leasing Mall and Freestanding Stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months.  Sales per square foot are based on tenants 10,000 square feet and under, excluding theaters, for Regional Malls.

(b) Due to tenant sales reporting timelines, the data presented is as of August 31, 2006.

(1)    Sales PSF data for years ending December 31 except for 2006. The 2006 data is for the trailing 12 months ending August 31, 2006.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy (a)

Period Ended	Consolidated Centers	Unconsolidated Centers	Total Centers
09/30/06	92.6%	93.3%	93.0%
09/30/05	92.7%	94.1%	93.4%
12/31/05	93.4%	93.2%	93.5%
12/31/04	92.6%	92.5%	92.5%
12/31/03	92.6%	93.6%	93.3%

(a) Occupancy represents Mall and Freestanding GLA Leased. Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent Table

	Average Base Rent PSF (a)	Average Base Rent PSF on Leases Commencing during the period (b)	Average Base Rent PSF on Leases Expiring during the period (c)
Consolidated Centers
09/30/06	$37.14	$37.99	$31.92
12/31/05	$34.23	$35.60	$30.71
12/31/04	$32.60	$35.31	$28.84
12/31/03	$31.71	$36.77	$29.93

Joint Venture Centers
09/30/06	$37.48	$40.09	$36.19
12/31/05	$36.35	$39.08	$30.18
12/31/04	$33.39	$36.86	$29.32
12/31/03	$31.29	$37.00	$27.83

(a) Average base rent per square foot is based on Mall and Freestanding GLA for spaces, 10,000 square feet and under, occupied as of the applicable date.  Leases for La Encantada and the expansion area of Queens Center were excluded in Years 2003, 2004 and 2005.

(b) The average base rent on lease signings commencing during the period represents the actual rent to be paid on a per square foot basis during the first twelve months for tenant leases 10,000 square feet and under.  Lease signings for La Encantada and the expansion area of Queens Center were excluded in Years 2003, 2004 and 2005.

(c) The average base rent on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year.  Leases for La Encantada and the expansion area of Queens Center were excluded in Years 2003, 2004 and 2005.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

The following tables summarize occupancy costs for Mall Store tenants in the Centers as a percentage of total Mall Store sales:

	For years ended December 31,
Consolidated Centers	2005	2004	2003
Minimum rents	8.3%	8.3%	8.7%
Percentage rents	0.5%	0.4%	0.3%
Expense recoveries (a)	3.6%	3.7%	3.8%
Total	12.4%	12.4%	12.8%

	For years ended December 31,
Joint Venture Centers	2005	2004	2003
Minimum rents	7.4%	7.7%	8.1%
Percentage rents	0.5%	0.5%	0.4%
Expense recoveries (a)	3.0%	3.2%	3.2%
Total	10.9%	11.4%	11.7%

(a) Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary

As of September 30, 2006

dollars in thousands	Fixed Rate	Variable Rate (a)	Total
Consolidated debt	$3,807,631	$1,007,862	$4,815,493
Unconsolidated debt	1,447,587	197,141	1,644,728
Total debt	$5,255,218	$1,205,003	$6,460,221

Weighted average interest rate	6.01%	6.51%	6.10%

Weighted average maturity (years)			4.58

(a) Excludes swapped floating rate debt.  Swapped debt is included in fixed debt category.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity

As of September 30, 2006

(dollars in thousands)

Center/Entity	Maturity Date	Interest Rate	Fixed	Floating	Total Debt Balance (a)

I. Consolidated Assets:

Paradise Valley Mall	01/01/07	5.39%	$75,482	—	$75,482
Borgata	10/11/07	5.39%	15,023	—	15,023
Citadel, The	01/01/08	7.20%	62,598	—	62,598
Victor Valley, Mall of	03/01/08	4.60%	52,729	—	52,729
Westside Pavilion	07/01/08	6.67%	93,871	—	93,871
Village Fair North	07/15/08	5.89%	11,289	—	11,289
Fresno Fashion Fair	08/10/08	6.52%	64,838	—	64,838
South Towne Center	10/10/08	6.61%	64,000	—	64,000
Northwest Arkansas Mall	01/10/09	7.33%	53,252	—	53,252
Queens Center	03/01/09	6.88%	92,407	—	92,407
South Plains Mall	03/01/09	8.22%	59,910	—	59,910
Carmel Plaza	05/01/09	8.18%	26,776	—	26,776
Paradise Valley Mall	05/01/09	5.89%	22,377	—	22,377
Northridge	07/01/09	4.84%	82,852	—	82,852
Wilton Mall	11/01/09	4.79%	47,095	—	47,095
Macerich Partnership Term Loan (b)	04/25/10	6.30%	450,000	—	450,000
Macerich Partnership Line of Credit (c)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.89%	65,596	—	65,596
Eastview Commons	09/30/10	5.46%	9,192	—	9,192
Santa Monica Place	11/01/10	7.70%	80,329	—	80,329
Valley View Center	01/01/11	5.72%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	184,474	—	184,474
Shoppingtown Mall	05/11/11	5.01%	46,608	—	46,608
Capitola Mall	05/15/11	7.13%	41,405	—	41,405
Freehold Raceway	07/07/11	4.68%	184,942	—	184,942
Pacific View	08/31/11	7.16%	83,818	—	83,818
Pacific View	08/31/11	7.00%	6,742	—	6,742
Rimrock Mall	10/01/11	7.45%	43,601	—	43,601
Chandler Fashion Center	11/01/12	5.14%	104,878	—	104,878
Chandler Fashion Center	11/01/12	6.00%	68,778	—	68,778
Towne Mall	11/01/12	4.99%	15,402	—	15,402
Pittsford Plaza (d)	01/01/13	5.02%	16,193	—	16,193
Queens Center	03/01/13	7.00%	221,484	—	221,484
Greeley—defeasance loan	09/01/13	6.18%	28,427	—	28,427
FlatIron Crossing	12/01/13	5.23%	191,847	—	191,847
Great Northern	12/01/13	5.19%	41,109	—	41,109
Eastview Mall	01/18/14	5.10%	103,329	—	103,329
Fiesta Mall	01/01/15	4.88%	84,000	—	84,000
Flagstaff Mall	11/01/15	4.97%	37,000	—	37,000
Valley River Center	02/01/16	5.58%	100,000	—	100,000
Salisbury, Center at	05/01/16	5.79%	115,000	—	115,000
Crossroads Mall	08/01/16	6.26%	61,200	—	61,200
Marketplace Mall (e)	12/10/17	5.30%	15,280	—	15,280
Chesterfield Towne Center	01/01/24	9.07%	57,498	—	57,498
Total Fixed Rate Debt for Consolidated Assets		6.05%	$3,807,631	—	$3,807,631

Macerich Partnership Term Loan	05/13/07	6.94%	—	250,000	250,000
Twenty Ninth Street	06/05/07	6.67%	—	75,526	75,526
Oaks, The	07/01/07	6.03%	—	92,000	92,000
La Cumbre	08/09/07	6.21%	—	30,000	30,000
Prescott Gateway	08/01/07	7.03%	—	35,280	35,280
Greece Ridge	11/06/07	5.98%	—	72,000	72,000
La Encantada	08/01/08	7.08%	—	51,000	51,000
Casa Grande (f)	08/16/09	6.73%	—	2,556	2,556
Panorama Mall	02/28/10	6.13%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	6.48%	—	349,500	349,500
Total Floating Rate Debt for Consolidated Assets		6.56%	—	$1,007,862	$1,007,862
Total Debt for Consolidated Assets		6.16%	$3,807,631	$1,007,862	$4,815,493

Center/Entity	Maturity Date	Interest Rate	Fixed	Floating	Total Debt Balance (a)
II. Unconsolidated Joint Ventures (At Company’s pro rata share):

Hilton Village (50%)	01/01/07	5.39%	$4,043	—	$4,043
Scottsdale Fashion Square Series I (50%)	08/01/07	5.39%	79,096	—	79,096
Scottsdale Fashion Square Series II (50%)	08/01/07	5.39%	33,997	—	33,997
Metrocenter (15%) (g)	02/09/08	4.80%	16,800	—	16,800
Broadway Plaza (50%)	08/01/08	6.68%	31,266	—	31,266
Chandler Festival (50%)	10/01/08	4.37%	15,229	—	15,229
Chandler Gateway (50%)	10/01/08	5.19%	9,587	—	9,587
Inland Center (50%)	01/30/09	4.64%	27,000	—	27,000
Washington Square (51%)	02/01/09	6.71%	51,971	—	51,971
Biltmore Fashion Park (50%)	07/10/09	4.68%	40,183	—	40,183
Redmond Office (51%)	07/10/09	6.77%	36,276	—	36,276
Redmond Retail (51%)	08/01/09	4.81%	37,566	—	37,566
West Acres (19%)	09/30/09	6.41%	13,300	—	13,300
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	33,331	—	33,331
Ridgmar (50%)	04/11/10	6.07%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.06%	29,684	—	29,684
Cascade (51%)	07/01/10	5.10%	20,500	—	20,500
Stonewood Mall (51%)	12/11/10	7.41%	38,288	—	38,288
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	27,224	—	27,224
NorthPark Center (50%)	05/10/12	5.41%	72,063	—	72,063
NorthPark Center (50%)	05/10/12	8.33%	83,116	—	83,116
Kierland Greenway (24.5%)	01/01/13	5.85%	16,325	—	16,325
Kierland Main Street (24.5%)	01/02/13	4.99%	3,821	—	3,821
Tyson’s Corner (50%)	03/31/14	5.22%	172,768	—	172,768
Lakewood (51%)	06/01/15	5.41%	127,500	—	127,500
Eastland (50%)	06/01/16	5.79%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.79%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.83%	60,768	—	60,768
Mesa Mall (50%)	06/01/16	5.79%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.79%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.79%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.83%	23,660	—	23,660
Total Fixed Rate Debt for Unconsolidated Assets		5.90%	$1,447,587	—	$1,447,587

Chandler Village Center (50%)	12/19/06	6.98%	—	8,483	8,483
NorthPark Center (50%)	08/30/07	6.50%	—	3,500	3,500
Camelback Colonnade (75%)	10/09/07	6.02%	—	31,125	31,125
SanTan Village Phase 2 (37.5%)	11/02/07	7.34%	—	8,597	8,597
Boulevard Shops (50%)	12/16/07	6.58%	—	10,700	10,700
Metrocenter (15%)	02/09/08	8.72%	—	1,725	1,725
Desert Sky Mall (50%)	03/06/08	6.43%	—	25,750	25,750
Superstition Springs (33.3%)	09/09/08	5.70%	—	22,498	22,498
Kierland Tower Lofts (15%)	12/14/08	7.07%	—	1,367	1,367
Washington Square (51%)	02/01/09	7.15%	—	17,096	17,096
Los Cerritos Center (51%)	07/01/11	5.91%	—	66,300	66,300
Total Floating Rate Debt for Unconsolidated Assets		6.27%	—	$197,141	$197,141
Total Debt for Unconsolidated Assets		5.95%	$1,447,587	$197,141	$1,644,728

Total Debt		6.10%	$5,255,218	$1,205,003	$6,460,221

(a)          The debt balances include the unamortized debt premiums/discounts. Debt premiums (discounts) represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums (discounts).

(b)         This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 25, 2010.

(c)          This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(d)         This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 63.6%

(e)          This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 37.5%

(f)            This property is a consolidated joint venture. The above debt balance represents the Company’s pro rata share of 51.3%

(g)         This debt has an interest rate swap agreement which effectively fixed the interest rate from January 15, 2005 to February 15, 2008.